SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                 OCTOBER 1, 1998
                Date of Report (Date of Earliest Event Reported)


                         STRATFORD AMERICAN CORPORATION
               (Exact Name of Registrant as Specified in Charter)


                                     ARIZONA
                 (State or Other Jurisdiction of Incorporation)


           000-17078                                         86-0608035
     (Commission File Number)                             (I.R.S. Employer
                                                          Identification No.)


2400 E. ARIZONA BILTMORE CIRCLE, BUILDING 2, SUITE 1270,
                 PHOENIX, ARIZONA                                85064
     (Address of Principal Executive Offices)                  (Zip Code)


                                 (602) 956-7809
              (Registrant's Telephone Number, Including Area Code)


                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)

                    INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

         On October 1, 1998 (the "Closing Date"), Stratford American Car Rental Systems, Inc. (the "Subsidiary"), a subsidiary of Stratford American Corporation (the "Company"), sold the personal property, equipment, improvements, fixtures, gasoline inventory, goodwill and general intangibles used in or related to the Subsidiary's business to Dollar Rent A Car Systems, Inc., an Oklahoma corporation ("Dollar"), pursuant to the terms of the Acquisition Agreement (the "Acquisition Agreement") between the Subsidiary and Dollar. Additionally, pursuant to the Acquisition Agreement, the Subsidiary terminated the Master Lease Agreement by and between Subsidiary and Dollar dated June 1, 1994, under which Subsidiary leased vehicles for use in its business, as well as other agreements related to the Master Lease Agreement. The assets sold and agreements terminated pursuant to the Acquisition Agreement accounted for over 99% of the Company's total revenues in the first six months of 1998 and, as of the Closing Date, were the most significant revenue source for the Company. The Company continues to aggressively seek potential acquisitions in establishing its future direction. There can be no assurance that it will be able to locate suitable acquisition candidates or make any such acquisitions.

         The Acquisition Agreement provides for the payment by Dollar to the Subsidiary of the sum of $3,835,000 as the purchase price. The purchase price consisted of the sum of $3,635,000 paid to the Subsidiary on the Closing Date net of any obligations, actual or estimated, owed to and by Dollar under the normal course of operations of the Subsidiary, and a holdback amount of $200,000 related to any obligations or indemnities of Subsidiary under the Acquisition Agreement. The sale proceeds are based on negotiations between the Company, the Subsidiary and Dollar.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

         (c) Exhibits

          2.1 -- Acquisition Agreement dated as of September 24, 1998 by and between Stratford American Car Rental Systems, Inc. and Dollar Rent A Car Systems, Inc.

         99.1 --  Press Release dated October 1, 1998

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

         Date:  October 28, 1998.

                                       STRATFORD AMERICAN CORPORATION


                                       By: /s/ Timothy A. Laos
                                          --------------------------------------
                                           Timothy A. Laos, Vice President,
                                           Chief Financial Officer and Secretary

                                   EXHIBITS


2.1 -- Acquisition Agreement dated as of September 24, 1998 by and between Stratford American Car Rental Systems, Inc. and Dollar Rent A Car Systems, Inc.


99.1 --  Press Release dated October 1, 1998